UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2019

Carriage Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Boulevard, Suite 300 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 332-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE

On December 5, 2019, Carriage Services, Inc. (the “Company”) issued a press release announcing that it intends to offer an additional $75 million aggregate principal amount of its 6.625% Senior Notes due 2026 (the “New Notes”). On May 31, 2018, the Company completed an offering of $325 million of its 6.625% Senior Notes due 2026 (the “Initial Notes” and, together with the New Notes, the “Notes”). The New Notes will have terms identical to the Initial Notes, except with respect to the date of issuance, the issue price, the initial interest accrual date and the initial interest payment date, and the New Notes and the Initial Notes will be treated as a single class of securities under the indenture governing the Notes. The press release is attached hereto as Exhibit 99.1 of this Current Report and is incorporated by reference herein.

On December 5, 2019, the Company is also furnishing certain additional information about the Company as Exhibit 99.2 hereto and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, Exhibit 99.1 and Exhibit 99.2 be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The New Notes are being offered in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent such registration or an exemption from the registration requirements of the Securities Act. Neither this Current Report on Form 8-K nor Exhibits 99.1 and 99.2 incorporated by reference herein, constitutes an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press Release of Carriage Services, Inc. dated December 5, 2019.

99.2	Certain additional information about the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2019

CARRIAGE SERVICES, INC.

By:	/s/ Viki K. Blinerman
Viki K. Blinderman
Senior Vice President, Principal Financial Officer and Secretary